Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE: Burton R. Lifland
CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT
PERIOD COVERED: December 1, 2006 — December 31, 2006

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$492 million
Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET LOSS:
Jones Day	$(188) million
222 East 41st Street
New York, NY 10017

REPORT PREPARER:

/s/ Kenneth A. Hiltz SIGNATURE OF REPORT PREPARER	CHIEF FINANCIAL OFFICER TITLE

KENNETH A. HILTZ	March 28, 2007
PRINTED NAME OF REPORT PREPARER	DATE
The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are unaudited and subject to revision.

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: December 1, 2006 — December 31, 2006

Debtors:	Case Number:
Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
December 2006
Index

Page
Financial Statements

Condensed Statement of Income (Loss) with Dana Credit Corporation (DCC) on an Equity Basis (Unaudited) — Month of December 2006 and Period from March 3, 2006 to December 31, 2006	4
Condensed Balance Sheet with DCC on an Equity Basis (Unaudited) — December 31, 2006	5
Condensed Statement of Cash Flows with DCC on an Equity Basis (Unaudited) — Month of December 2006 and Period from March 3, 2006 to December 31, 2006	6

Notes to Monthly Operating Report

Note 1. Basis of Presentation	7
Note 2. Reorganization Proceedings	9
Note 3. Financing	11
Note 4. Liabilities Subject to Compromise	13
Note 5. Reorganization Items	14
Note 6. Post-petition Accounts Payable	14

Schedules

Schedule 1. Cash Disbursements by Debtors	15
Schedule 2. Payroll Taxes Paid	16
Schedule 3. Post-petition Sales, Use and Property Taxes Paid	17
Other Information
While Dana continues its reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), investments in Dana securities are highly speculative. Although shares of Dana common stock continue to trade on the OTC Bulletin Board under the symbol “DCNAQ,” the trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan. The opportunity for any recovery by holders of Dana’s common stock under such reorganization plan is uncertain, and Dana’s shares may be cancelled without any compensation pursuant to such plan.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF INCOME (LOSS)
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	December 31, 2006	December 31, 2006
	(in millions)
Net sales	$549	7,132

Costs and expenses
Cost of sales	578	6,847
Selling, general and administrative expenses	20	301
Realignment	85	91
Impairment of assets	58	58
Impairment of goodwill		46
Other income, net	2	86

Loss from operations	(190)	(125)
Interest expense (contractual interest of $15 in December and $143 for the period 3/3/06 to 12/31/06)	6	54
Reorganization items, net	(4)	124

Loss before income taxes	(192)	(303)
Income tax benefit (expense)	20	(124)
Minority interest	(1)	(7)
Equity in earning (losses) of affiliates	1	(116)

Loss from continuing operations	(172)	(550)
Loss from discontinued operations	(16)	(125)

Net loss	$(188)	(675)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

December 31, 2006
(in millions)
Assets
Current assets
Cash and cash equivalents	$705
Accounts receivable
Trade	1,131
Other	235
Inventories	725
Assets of discontinued operations	392
Other current assets	118

Total current assets	3,306
Investments and other assets	1,015
Investments in equity affiliates	693
Property, plant and equipment, net	1,764

Total assets	$6,778

Liabilities and Shareholders’ Deficit
Current liabilities
Notes payable, including current portion of long-term debt	$25
Accounts payable	886
Liabilities of discontinued operations	195
Other accrued liabilities	708

Total current liabilities	1,814

Liabilities subject to compromise	4,500

Deferred employee benefits and other noncurrent liabilities	503
Long-term debt	14
Debtor-in-possession financing	700
Minority interest in consolidated subsidiaries	81

Shareholders’ deficit	(834)

Total liabilities and shareholders’ deficit	$6,778

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
DEBTOR IN POSSESSION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	December 31, 2006	December 31, 2006
	(in millions)	(in millions)
Operating activities
Net loss	$(188)	$(675)
Depreciation and amortization	24	226
Impairment of assets and gain/loss on divestitures	65	153
Reorganization items	(4)	124
Payment of reorganization items	(10)	(91)
Decrease in working capital, excluding effects from acquisition of business	138	322
Unremitted equity in losses (earnings) of affiliates	(1)	116
Other	(1)	126

Net cash flows provided by operating activities	23	301

Investing activities
Purchases of property, plant and equipment	(40)	(255)
Acquisition of business, net of cash acquired		(17)
Proceeds from sale of assets		22
Other	(1)	20

Net cash flows used for investing activities	(41)	(230)

Financing activities
Net change in short-term debt		(620)
Proceeds from DIP Credit Agreement		700
Payments on long-term debt		(6)

Net cash flows provided by financing activities		74

Net increase (decrease) in cash and cash equivalents	(18)	145
Cash and cash equivalents — beginning of period	723	560

Cash and cash equivalents — end of period	$705	$705

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
DEBTOR IN POSSESSION
NOTES TO MONTHLY OPERATING REPORT
(Dollars in millions)
Note 1. Basis of Presentation
General
Dana Corporation (Dana) and its consolidated subsidiaries are a leading supplier of axle, driveshaft, engine, structural, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
On March 3, 2006 (the Filing Date), Dana Corporation and forty of its wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report. Neither Dana Credit Corporation (DCC) and its subsidiaries nor any of Dana’s non-U.S. subsidiaries are Debtors. See Note 2 for more information about the reorganization proceedings.
This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee) and to the lenders under the DIP Credit Agreement which is discussed in Note 3. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
Accounting Requirements
The condensed financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.
Case Number: 06-10354 (BRL) (Jointly Administered)

Financial Statements Presented
The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its Debtor and non-Debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, inter-company transactions with DCC have not been eliminated in these financial statements and are presented as intercompany loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in format with the financial information required to be provided to the lenders under the DIP Credit Agreement and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
For consolidated financial statements for Dana prepared in conformity with GAAP and the notes thereto, see Dana’s Annual Report on Form 10-K for the year ended December 31, 2006 which has been filed with the U.S. Securities and Exchange Commission and is accessible at http://www.dana.com at the “Investors” link.
The condensed statements of income (loss) and cash flows presented herein are for the month of December 2006 and also include the period from March 3, 2006 to December 31, 2006. “Schedule 1. Cash Disbursements by Debtors” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of December 1, 2006 to December 31, 2006.
The condensed financial statements presented herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments and adjustments that are consistent with those made for the annual financial statements prepared in accordance with GAAP. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
Although the financial information used in the preparation of this report was subjected to the procedures customarily performed in connection with the preparation of Dana’s quarterly and annual financial statements, such procedures were not directed at the specific periods presented in this report. Accordingly, the financial information for the periods presented herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period and may not be representative of Dana’s consolidated results of operations, financial position and cash flows in the future.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 2. Reorganization Proceedings
The Debtors are managing their businesses in the ordinary course as debtors in possession, subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
Official committees of the Debtors’ unsecured creditors and retirees not represented by unions have been appointed in the Bankruptcy Cases and, in accordance with the provisions of the Bankruptcy Code, have the right to be heard on all matters that come before the Bankruptcy Court. The Debtors are required to bear certain of the committees’ costs and expenses, including those of their counsel and other professional advisors. An official committee of Dana’s equity security holders had been appointed but was disbanded effective February 9, 2007.
The Debtors have received approval from the Bankruptcy Court to pay or otherwise honor certain of their pre-petition obligations, subject to certain restrictions, including employee wages, salaries, certain benefits and other employee obligations; claims of foreign vendors and certain suppliers that are critical to the Debtors’ continued operation; and certain customer program and warranty claims.
Under the Bankruptcy Code, the Debtors have the right to assume or reject executory contracts (i.e., contracts that are to be performed by both contract parties after the Filing Date) and unexpired leases, subject to Bankruptcy Court approval and other limitations. In this context, “assuming” executory contracts or unexpired leases generally means that the Debtors will agree to perform their obligations and cure certain existing defaults under the contracts or leases and “rejecting” them means that the Debtors will be relieved of their obligations to perform further under the contracts or leases, which may give rise to unsecured pre-petition claims for damages for the breach thereof. Since the Filing Date, the Bankruptcy Court has authorized the Debtors to assume or reject certain unexpired leases and executory contracts.
The Debtors filed their initial schedules of assets and liabilities existing on the Filing Date with the Bankruptcy Court in June 2006 and amendments to certain of these schedules in November 2006. In July 2006, the Bankruptcy Court set September 21, 2006 as the general bar date (the date by which most entities that wished to assert a pre-petition claim against a Debtor had to file a proof of claim in writing). Asbestos-related personal injury and wrongful death claimants were not required to file proofs of claim by the bar date, and such claims will be addressed as part of the Chapter 11 proceedings. The Debtors are now in the process of evaluating, investigating and reconciling the claims that were submitted. The Debtors have objected to multiple claims and expect to file additional claim objections with the Bankruptcy Court. Pre-petition claims are recorded as Liabilities subject to compromise. Amounts and payment terms for these claims, if applicable, will be established in connection with the Bankruptcy Cases. See Note 4 for more information about Liabilities subject to compromise.
Case Number: 06-10354 (BRL) (Jointly Administered)

In August 2006, the Bankruptcy Court entered an order establishing procedures for trading in claims and equity securities which is designed to protect the Debtors’ potentially valuable tax attributes (such as net operating loss carryforwards). Under the order, holders or acquirers of 4.75% or more of Dana stock are subject to certain notice and consent procedures prior to acquiring or disposing of Dana common shares. Holders of claims against the Debtors that would entitle them to more than 4.75% of the common shares of reorganized Dana under a confirmed plan of reorganization utilizing the tax benefits provided under Section 382(l)(5) of the Internal Revenue Code may be subject to a requirement to sell down the excess claims if necessary to implement such a plan of reorganization.
In December 2006, the Bankruptcy Court entered an order granting the Debtors’ motion to extend the period during which they have the exclusive right to file a plan of reorganization in the Bankruptcy Cases (the exclusivity period) to September 3, 2007.
Taxes
Income taxes are accounted for in accordance with SFAS No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on a history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. federal deferred tax assets during the third quarter of 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses.
The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all pre-petition and post-petition taxes when due from before and after the Filing Date. See “Schedule 2. Payroll Taxes Paid” and “Schedule 3. Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Contractual Interest Expense
Contractual interest expense includes amounts relating to debt subject to compromise which is no longer recognized in the statement of income (loss) in accordance with SOP 90-7. The contractual interest that was not recognized was $9 for the month of December and $89 for the period March 3, 2006 to December 31, 2006.
Case Number: 06-10354 (BRL) (Jointly Administered)

Note 3. Financing
DIP Credit Agreement
Dana, as borrower, and its Debtor U.S. subsidiaries, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc., as agent, initial lender and an issuing bank, and with Bank of America, N.A. and JPMorgan Chase Bank, N.A., as initial lenders and issuing banks. The DIP Credit Agreement, as first amended, was approved by the Bankruptcy Court in March 2006. The aggregate amount of the facility was initially $1,450, including a $750 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $700 term loan facility.
In January 2007, Dana received Bankruptcy Court approval to amend the DIP Credit Agreement to: (i) increase the term loan commitment by $200, (ii) increase the annual rate at which interest accrues on amounts borrowed under the term facility by 0.25%, (iii) reduce the minimum global consolidated earnings before interest, taxes, depreciation, amortization, restructuring and reorganization (EBITDAR) covenant levels, (iv) increase the annual amount of restructuring charges excluded in the calculation of EBITDAR, (v) reorganize Dana’s European subsidiaries to facilitate the establishment of a European credit facility and (vi) receive and retain the proceeds from the sale of Dana’s trailer axle businesses in January 2007.
Also in January 2007, Dana reduced the aggregate commitment under the revolving credit facility of the amended DIP Credit Agreement from $750 to $650 to correspond with the lower availability in its collateral base. Dana expects to reduce the revolving credit facility by up to an additional $50 as it continues to divest its non-core businesses.
All of the loans and other obligations under the DIP Credit Agreement will be due and payable on the earlier of 24 months after the effective date of the DIP Credit Agreement or the consummation of a plan of reorganization under the Bankruptcy Code.
Interest for both the term loan facility and the revolving credit facility under the DIP Credit Agreement accrued, at Dana’s option, at either the London interbank offered rate (LIBOR) plus a per annum margin of 2.25% (2.50% after January 25, 2007 for the term facility) or the prime rate plus a per annum margin of 1.25% (1.50% after January 25, 2007 for the term facility). Amounts borrowed at December 31, 2006 were at a rate of LIBOR plus 2.25% (7.55% at December 31, 2006). Dana is paying a fee for issued and undrawn letters of credit in an amount per annum equal to the LIBOR margin applicable to the revolving credit facility, a per annum fronting fee of 25 basis points and a commitment fee of 0.375% per annum for unused committed amounts under the revolving credit facility.
The DIP Credit Agreement is guaranteed by substantially all of Dana’s domestic subsidiaries, excluding DCC. As collateral, Dana and each of its guarantor subsidiaries has granted a security interest in, and lien on, effectively all of its assets, including a pledge of 66% of the equity interests of each material foreign subsidiary directly or indirectly owned by Dana.
Case Number: 06-10354 (BRL) (Jointly Administered)

The DIP Credit Agreement requires Dana and its direct and indirect subsidiaries, on a consolidated basis to maintain (i) a minimum amount of EBITDAR for each period beginning on March 1, 2006 and ending on the last day of each month from May 2006 through February 2007, and (ii) a rolling 12-month cumulative EBITDAR beginning on March 31, 2007 and ending on February 28, 2008, at levels set forth therein. Dana must also maintain minimum availability of $100 under the DIP Credit Agreement at all times.
The EBITDAR requirement in the DIP Credit Agreement for the period from March 1, 2006 to December 31, 2006 was $195, and the actual EBITDAR, as calculated below, was $264.
EBITDAR Calculation

March 3, 2006 to
December 31, 2006
(in millions)
Net loss	$(675)
Plus -
Interest expense	54
Income tax expense	124
Depreciation and amortization expense	226
Asset impairment	58
Goodwill impairment	46
Realignment charges	91
Reorganization items, net	124
Loss from discontinued operations	125
Minority interest	7

Less -
Equity in loss of affiliates	(116)
Non-recurring items	4
Interest income	28

EBITDAR	$264

In March 2006, Dana borrowed $700 under the $1,450 DIP Credit Agreement and used a portion of these proceeds to pay off debt obligations outstanding under its prior five-year bank facility and certain other pre-petition obligations, as well as to provide for working capital and general corporate expenses. Dana also used the proceeds to pay off the interim DIP revolving credit facility which had been used to pay off its accounts receivable securitization program. Based on its borrowing base collateral, Dana had availability under the DIP Credit Agreement at December 31, 2006 of $521 after deducting the $100 minimum availability requirement. Dana had utilized $242 of this availability for letters of credit, leaving unused availability of $279.
Case Number: 06-10354 (BRL) (Jointly Administered)

Canadian Credit Agreement
In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and an issuing bank, and with JPMorgan Chase Bank, N.A., Toronto Branch and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides for a $100 revolving credit facility, of which $5 is available for the issuance of letters of credit. At December 31, 2006, there were no borrowings and no utilization of the net availability under the facility for the issuance of letters of credit. Dana Canada must maintain a minimum availability under the Canadian Credit Agreement of $20.
European Receivables Loan Facility
In March 2007, certain of Dana’s European subsidiaries received a commitment from GE Leveraged Loans Limited for the establishment of a five-year accounts receivable securitization program, providing up to the euro equivalent of $225 in available financing. Under the financing program, certain of Dana’s European subsidiaries will sell accounts receivable to Dana Europe Financing (Ireland) Limited, a limited liability company incorporated under the laws of Ireland. This entity, as Borrower, will pledge those receivables as collateral for short-term loans from GE Leveraged Loans Limited, as Administrative Agent, and other participating lenders.
Note 4. Liabilities Subject to Compromise
As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities subject to compromise represent Dana’s estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases and include the Liabilities subject to compromise of the discontinued operations. Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court. The terms under which any allowed pre-petition claims will be satisfied will be established by order of the Bankruptcy Court, including any order confirming a plan or plans of reorganization in the Bankruptcy Cases.
Case Number: 06-10354 (BRL) (Jointly Administered)

The amount of Liabilities subject to compromise reported herein was $4,500 at December 31, 2006. This amount includes an intercompany payable to DCC of $325 which is not eliminated under this basis of presentation. In addition, substantially all of the Debtors’ pre-petition debt is in default due to the bankruptcy filing, and Debtors’ pre-petition debt of $1,585 is also included within Liabilities subject to compromise. In accordance with SOP 90-7, following the Filing Date Dana discontinued recording interest expense on debt classified as Liabilities subject to compromise. Contractual interest on all debt, including the portion classified as Liabilities subject to compromise, amounted to $144 for the period from March 3, 2006 to December 31, 2006.
Note 5. Reorganization Items
SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization expense items for the month of December 2006 consisted of professional fees which were more than offset by interest income and a $16 gain from settlement of intercompany balances with DCC under a Settlement Agreement between DCC and Dana.
Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by the official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by the Bankruptcy Code and orders of the Bankruptcy Court. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-Debtor subsidiaries and are being paid for such services by the non-Debtor subsidiaries. With respect to the Debtors’ foreign non-Debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-Debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Note 6. Post-petition Accounts Payable
The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due. See “Schedule 1. Cash Disbursements by Debtors” for post-petition disbursements in December 2006.
Case Number: 06-10354 (BRL) (Jointly Administered)

Schedule 1
In re Dana Corporation, et al.
Case No. 06-10354 (BRL) Jointly Administered
Reporting Period: December 1, 2006 — December 31, 2006
Cash Disbursements by Debtors

(Dollars in 000s)

December 2006
Petitioning Entities:	Case Number:	Disbursements
Dana Corporation	06-10354	$490,113
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360	998
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368	176
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381	609
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390	1
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394	3
Torque-Traction Manufacturing Technologies, LLC	06-10395	114
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

Total Cash Disbursements		$492,014	(a)

(a)	Total disbursements may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order. Disbursements are actual cash disbursements incurred for the month.

Schedule 2
In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: December 1, 2006 — December 31, 2006
Payroll Taxes Paid

(Dollars in 000s)

FEDERAL				TOTALS
Liabilities incurred or withheld
FIT	FICA-ER	FICA-EE	FUTA
$10,597	$5,180	$5,180	$16	$20,973

Deposits released and pending
FIT	FICA-ER	FICA-EE	FUTA
$(10,597)	$(5,180)	$(5,180)	$(16)	$(20,973)

STATE				TOTALS
Liabilities incurred or withheld
SIT	SUI-ER	SUI-EE	SDI-EE
$2,712	$166	$8	$9	$2,895

Deposits released and pending
SIT	SUI-ER	SUI-EE	SDI-EE
$(2,712)	$(166)	$(8)	$(9)	$(2,895)

LOCAL	TOTALS
Liabilities incurred or withheld
CIT
$572	$572

Deposits released and pending
CIT
$(572)	$(572)

Schedule 3
In re Dana Corporation, et al.
Reporting Period: December 1, 2006 — December 31, 2006
Case No. 06-10354 (BRL) (Jointly Administered)
Post-petition Sales, Use and Property Taxes Paid

Dollars in 000s)

Tax Authority	State	Type of Tax	Taxes Paid
Allen County Treasurer	IN	Property	$2
Arkansas Secretary of State	AR	Sales/use	42
Christian Co Sheriff Dept	KY	Property	95
City of Buena Vista	VA	Property	26
City of Crossville	TN	Business	1
City of Glasgow	KY	Business	(A	)
City of St Clair	MI	Property	6
City of Suffolk	VA	Business	1
City of Suffolk	VA	Property	1
Cumberland City Clerk	TN	Business	2
Florida Dept of Revenue	FL	Sales/use	6
Gibson County Trustee	TN	Property	70
Gordonsonville City Clerk	TN	Property	27
Humboldt City Mayor	TN	Property	283
Illinois Dept of Revenue	IL	Sales/use	2
Indiana Dept of Revenue	IN	Sales/use	18
Iowa Dept of Revenue	IA	Sales/use	9
Kentucky Dept of Revenue	KY	Sales/use	55
Kentucky State Treasurer	KY	Miscellaneous	(A	)
Michigan Dept of Treasury	MI	Sales/use	24
Michigan Dept of Treasury	MI	Single Business	100
Missouri Dept of Revenue	MO	Sales/use	14
Ohio State Treasurer	OH	Sales/use	96
Reading City Treasurer	PA	Miscellaneous	(A	)
Rochester Hills City	MI	Property	16
South Carolina Dept of Revenue	SC	Sales/use	(A	)
State of Michigan	MI	Miscellaneous	(A	)
Tennessee Dept of Revenue	TN	Sales/use	12
Texas Comptroller	TX	Sales/use	10
United States Customs Bureau	US	Tariffs	29
Washington State Dept of Revenue	WA	Excise	8
Wisconsin Dept of Revenue	WI	Sales/use	(A	)

Total			$955

(A)	Payment was less than $1 thousand